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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 April 14, 2005

                 AmeriCredit Automobile Receivables Trust 2005-1
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                    333-121120-02              34-2040363
-----------------------------     ------------------       --------------------
(State or Other Jurisdiction       (Commission File          (I.R.S. Employer
     of Incorporation)                   Number)            Identification No.)

c/o AmeriCredit Financial Services, Inc.                          76102
    Attention: J. Michael May, Esq.                        --------------------
    801 Cherry Street, Suite 3900                               (Zip Code)
    Fort Worth, Texas
    (Address of Principal Executive Offices)

       Registrant's telephone number including area code - (817) 302-7000


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 1.01       Entry into a Material Definitive Agreement

Description of the Securities and the Auto Loans

                AmeriCredit Financial Services, Inc., as Sponsor ("AmeriCredit"), has registered an issuance of $698,270,000 in principal amount of Securities (the "Securities") on Form S-3. Pursuant to the Registration Statement, AmeriCredit Automobile Receivables Trust 2005-1 (the "Trust") issued $138,000,000 Class A-1 3.1425% Asset Backed Notes, $256,000,000 Class A-2 3.82%
Asset Backed Notes, $107,330,000 Class A-3 4.26% Asset Backed Notes (the "Class A Notes"), $63,660,000 Class B 4.48% Asset Backed Notes (the "Class B Notes"), $79,570,000 Class C 4.73% Asset Backed Notes (the "Class C Notes"), $53,710,000 Class D 5.04% Asset Backed Notes (the "Class D Notes") and $51,730,000 Class E 5.82% Asset Backed Notes (the "Class E Notes," and collectively, the "Notes") and an Asset Backed Certificate (the "Certificate"), on April 14, 2005 (the "Closing Date"). This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.

                The Notes were issued pursuant to an Indenture attached hereto as Exhibit 4.1, dated as of April 6, 2005 (the "Indenture"), between the Trust and JPMorgan Chase Bank, National Association ("JPM Chase"), as Trustee and Trust Collateral Agent. The Trust has been formed and the Certificate was issued pursuant to a Trust Agreement dated as of March 15, 2005, as amended and restated as of April 6, 2005 (the "Trust Agreement"), attached hereto as Exhibit 4.2, between AFS SenSub Corp. ("AFS SenSub") and Wilmington Trust Company ("WTC"), as Owner Trustee. The Class A Notes, Class B Notes, Class C Notes and Class D Notes were sold to Credit Suisse First Boston LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., J.P. Morgan Securities Inc. and Wachovia Capital Markets, LLC (the "Underwriters"), pursuant to an Underwriting Agreement attached hereto as Exhibit 1.1, dated as of April 5, 2005 (the "Underwriting Agreement"), among AmeriCredit, AFS SenSub, Credit Suisse First Boston LLC and Deutsche Bank Securities Inc., as representatives of the Underwriters (the "Representatives"). The Class E Notes will be privately placed with investors.

                The Notes evidence indebtedness of the Trust, the assets of which consist primarily of retail installment sales contracts (the "Receivables") secured by new and used automobiles, light duty trucks and vans financed thereby.

                Pursuant to the Purchase Agreement attached hereto as Exhibit 10.1, dated as of April 6, 2005 (the "Purchase Agreement"), between AmeriCredit and AFS SenSub, AFS SenSub purchased the Receivables from AmeriCredit. Pursuant to the Sale and Servicing Agreement attached hereto as Exhibit 4.3, dated as of April 6, 2005 (the "Sale and Servicing Agreement"), among the Trust, AFS SenSub, AmeriCredit, JPM Chase, as Trust Collateral Agent, and Systems & Services Technologies, Inc. ("SST"), as Backup Servicer, the Trust purchased the Receivables from AFS SenSub and AmeriCredit, as Servicer, agreed to perform servicing duties with regard to the Receivables.

                As of the Closing Date, the Receivables had the characteristics described in the Prospectus Supplement dated April 5, 2005 (the "Prospectus Supplement") filed with the Commission pursuant to Rule 424(b)(5) of the Act.

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Item 9.01.      Financial Statements, Pro Forma Financial Information and
                Exhibits.

(a)     Not applicable

(b)     Not applicable

(c)     Exhibits:

                1.1 Underwriting Agreement, dated as of April 5, 2005, among AmeriCredit, as Sponsor, AFS SenSub, as Seller, and the Representatives of the Underwriters.

                4.1 Indenture, dated as of April 6, 2005, between the Trust and JPM Chase, as Trustee and Trust Collateral Agent.

                4.2 Amended and Restated Trust Agreement, dated as of April 6, 2005, between the AFS SenSub and WTC, as Owner Trustee.

                4.3 Sale and Servicing Agreement, dated as of April 6, 2005, among the Trust, AmeriCredit, as Servicer, AFS SenSub, JPM Chase, as Trust Collateral Agent, and SST, as Backup Servicer.

                10.1 Purchase Agreement, dated as of April 6, 2005, between AmeriCredit, as Seller, and AFS SenSub, as Purchaser.

                99.1 Statistical information for the receivables as of the Initial Cutoff Date.

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                                   SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 2005-1

                           By:  AmeriCredit Financial Services, Inc., as Sponsor


                                      By:    /s/ J. Michael May
                                             -----------------------------------
                                      Name:  J. Michael May
                                      Title: Senior Vice President,
                                             Associate Counsel and Secretary

Dated: April 19, 2005

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                                  EXHIBIT INDEX

Exhibit No.     Description
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1.1             Underwriting Agreement, dated as of April 5, 2005, among
                AmeriCredit Financial Services, Inc., as Sponsor, AFS SenSub
                Corp., as Seller (the "Seller"), Credit Suisse First Boston LLC and Deutsche Bank Securities Inc., as Representatives of the
                Underwriters (the "Representatives").

4.1 Indenture, dated as of April 6, 2005, between AmeriCredit Automobile Receivables Trust 2005-1 (the "Trust") and JPMorgan Chase Bank, National Association, as Trustee and Trust Collateral Agent.

4.2 Amended and Restated Trust Agreement, dated as of April 6, 2005, between the Seller and Wilmington Trust Company, as Owner Trustee.

4.3 Sale and Servicing Agreement, dated as of April 6, 2005, among the Trust, AmeriCredit Financial Services, Inc., as Servicer, the Seller, JPMorgan Chase Bank, National Association, as Trust Collateral Agent, and Systems & Services Technologies, Inc., as Backup Servicer.

10.1 Purchase Agreement, dated as of April 6, 2005, between AmeriCredit Financial Services, Inc., as Seller, and AFS SenSub Corp., as Purchaser.

99.1            Statistical information for the receivables as of the Initial
                Cutoff Date.

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